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              WASHINGTON, D.C. 20549                 --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported):   November 5, 2004
                                                  ---------------------------

                           THE TOWN AND COUNTRY TRUST
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             (Exact name of registrant as specified in its charter)


         Maryland                      001-12056                 52-6613091
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


    100 S. Charles Street, Baltimore, MD                          21201
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  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (410) 539-7600
                                                   ----------------------------


                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communication pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR  240.13e-4(c))




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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

         On November 5, 2004, the Board of Trustees of The Town and Country Trust elected Thomas L. Brodie, previously the Trust's Executive Vice President and Co-Chief Operating Officer, to the office of President and Co-Chief Operating Officer. Harvey Schulweis will continue to serve as the Trust's Chairman of the Board and Chief Executive Officer. The Trust issued a press release announcing such election, which press release is attached as an exhibit to this Report.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)      Financial statements of businesses acquired.

                  Not applicable.

     (b)      Pro forma financial information

                  Not applicable.

     (c)      Exhibits

         The Exhibits to this Current Report are listed in the Exhibit Index on Page 3, which Exhibit Index is incorporated herein by this reference.



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                                  EXHIBIT INDEX

Exhibit
  No.              Description
  ---              -----------

 99.1              Press Release, dated November 9, 2004









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE TOWN AND COUNTRY TRUST


                                               By:  /s/ Alan W. Lasker
                                                    ---------------------------
                                                    Alan W. Lasker
                                                    Senior Vice President
                                                    and Chief Financial Officer


Dated:  November 9, 2004




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